Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange

5.625% Senior Notes, Series X, due 2025

of

CenturyLink, Inc.

Pursuant to the Prospectus Dated                         , 2015

THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2015 UNLESS EXTENDED BY CENTURYLINK, INC. IN ITS SOLE DISCRETION (THE “EXPIRATION DATE”). TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

REGIONS BANK

By Mail or Hand: Regions Bank Corporate Trust II City Plaza 400 Convention Street – 9th Floor Baton Rouge, LA 70802 Attention: Kesha J. Moore	For Additional Information: Telephone: (225) 388-2683 Facsimile: (225) 388-2618 Email: kesha.moore@regions.com Attention: Kesha J. Moore

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE REGISTERED NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

This Letter of Transmittal is to be used by holders (“Holders”) of 5.625% Senior Notes, Series X, due 2025 of CenturyLink, Inc. (the “Issuer”) that the Issuer privately placed on March 19, 2015 (the “Unregistered Notes”) to receive registered 5.625% Senior Notes, Series X, due 2025 (the “Registered Notes”) pursuant to the procedures set forth under the caption “The Exchange Offer—Procedures for Tendering Unregistered Notes” in the Prospectus dated                         , 2015 (the “Prospectus”) and, if applicable, the instructions transmitted through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). The undersigned hereby acknowledges that it has received and reviewed the Prospectus. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

Holders of Unregistered Notes that are accepting the exchange offer through ATOP as set forth in the Prospectus and this Letter of Transmittal (together, the “Exchange Offer”) must transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an agent’s message to the exchange agent for its acceptance. Delivery of the agent’s message by DTC is the sole and exclusive means to satisfy the terms of the offer through ATOP as to execution and delivery of a Letter of Transmittal by the participant identified in the agent’s message.

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to CenturyLink, Inc. (the “Issuer”), upon the terms and subject to the conditions set forth in its Prospectus dated                         , 2015 (the “Prospectus”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which together constitute the “Exchange Offer”), $             principal amount of Unregistered Notes. The undersigned represents that it is duly authorized to tender all of the Unregistered Notes tendered hereby which it holds as beneficial owner or for the account of beneficial owners of such Unregistered Notes (“Beneficial Owner(s)”) and to make the representations and statements set forth herein on behalf of such Beneficial Owner(s).

Subject to, and effective upon, the acceptance for exchange of the principal amount of Unregistered Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby assigns and transfers to, or upon the order of, the Issuer, all right, title and interest in and to all of the Unregistered Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Issuer) with respect to such Unregistered Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Unregistered Notes, or transfer ownership of such Unregistered Notes, to the Issuer and deliver all accompanying evidences of transfer and authenticity, (b) present such Unregistered Notes for transfer of ownership on the books of the Issuer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Unregistered Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

By accepting the Exchange Offer, the undersigned hereby represents, warrants and agrees that:

(1)	the Registered Notes to be acquired by the undersigned and any Beneficial Owner(s) of the Unregistered Notes in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s);

(2)	the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate (including our any of our affiliates), in a distribution of the Registered Notes within the meaning of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”);

(3)	the undersigned and each Beneficial Owner acknowledge and agree that (a) any person participating in the Exchange Offer with the intention or for the purpose of distributing the Registered Notes will comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction with respect to the Registered Notes acquired by such person cannot rely on the position of the staff of the SEC set forth in Exxon Capital Holdings Corporation, Morgan Stanley & Co., Incorporated or similar no-action letters, and (b) any broker-dealer that pursuant to the Exchange Offer receives Registered Notes in exchange for Unregistered Notes that it acquired for its own account as a result of market-making or other trading activities will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes;

(4)	neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined under Rule 405 of the Securities Act, of the Issuer; and

(5)	the undersigned and each Beneficial Owner understands that a secondary resale transaction described in clause (3) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the SEC.

By delivering a prospectus in accordance with the foregoing acknowledgments and agreements, a broker-dealer shall not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that tenders of Unregistered Notes may be withdrawn by written notice of withdrawal received by the exchange agent at any time prior to the Expiration Date in accordance with the Prospectus. In the event of a termination of the Exchange Offer, the Unregistered Notes tendered pursuant to the Exchange Offer will be returned to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” or credited to the account maintained at DTC from which such Unregistered Notes were tendered (as applicable).

The undersigned understands that the tender of Unregistered Notes will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offer. The Issuer’s acceptance for exchange of Unregistered Notes tendered will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Unregistered Notes (or defectively tendered Unregistered Notes with respect to which the Issuer has, or has caused to be, waived such defect) will be deemed to have been accepted by the Issuer if, as and when the Issuer gives oral or written notice thereof to the exchange agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Unregistered Notes tendered hereby, and that when such tendered Unregistered Notes are accepted for exchange by the Issuer, the Issuer will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the exchange agent or by the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Unregistered Notes tendered hereby.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and any obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

The undersigned understands that the delivery and surrender of any Unregistered Notes is not effective, and the risk of loss of the Unregistered Notes does not pass to the exchange agent or the Issuer, until receipt by the exchange agent of the Unregistered Notes and accompanying Letter of Transmittal or an agent’s message (as applicable) and any other required documents in form satisfactory to the Issuer. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Unregistered Notes will be determined by the Issuer, in its discretion, which determination shall be final and binding.

List below the Unregistered Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF UNREGISTERED NOTES TENDERED

Tendered Unregistered Note(s)
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Unregistered Notes. (Please Fill in, if Blank).	Principal Represented Tendered*	Aggregate Principal Amount	Registered Number(s)**

*	Unless otherwise indicated, any tendering holder of Unregistered Notes will be deemed to have tendered the entire aggregate principal amount represented by such Unregistered Notes. Unregistered Notes may be tendered and accepted for payment only in principle amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.
**	Need not be completed by book-entry holders.

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY (1) if Unregistered Notes in a principal amount not tendered, or Registered Notes issued in exchange for Unregistered Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (2) if Unregistered Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Registered Notes and/or Unregistered Notes to:

Name:

(Please Print or Type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit unexchanged Unregistered Notes delivered by book-entry transfer to DTC account number set forth below:

DTC account number:

(Complete Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if Unregistered Notes in a principal amount not tendered, or Registered Notes issued in exchange for Unregistered Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver Registered Notes and/or Unregistered Notes to:

Name:

(Please Print or Type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT UNREGISTERED NOTES

ARE BEING PHYSICALLY TENDERED HEREBY

(Complete Accompanying Substitute Form W-9 on Reverse Side)

X:

X:

(Signature(s) of Registered Holder(s) of Unregistered Notes)

Dated:                     , 2015

(The above lines must be signed by the registered holder(s) of Unregistered Notes as name(s) appear(s) on the Unregistered Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Unregistered Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE

(If Required by Instruction 4)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

                                                                    (Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated:                     , 2015

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Unregistered Notes or Book-Entry Confirmations. All physically delivered Unregistered Notes or any confirmation of a book-entry transfer to the exchange agent’s account at DTC of Unregistered Notes tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent’s message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Unregistered Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the Expiration Date. No Letter of Transmittal or Unregistered Notes should be sent to the Issuer.

2. Tender by Holder. Only a holder of Unregistered Notes may tender such Unregistered Notes in the exchange offer. Any beneficial owner of Unregistered Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Unregistered Notes, either make appropriate arrangements to register ownership of the Unregistered Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.

3. Partial Tenders. Tenders of Unregistered Notes will be accepted only in a minimum denomination of $2,000 and integral multiples of $1,000 in excess of $2,000. Holders who tender less than all of their Notes must continue to hold Notes in the minimum authorized denomination of $2,000 principal amount. If less than the entire principal amount of any Unregistered Notes is tendered, the tendering holder should fill in the aggregate principal amount tendered in the third column of the box entitled “Description of Unregistered Notes Tendered” above. The entire principal amount of Unregistered Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Unregistered Notes is not tendered, then Unregistered Notes for the principal amount of Unregistered Notes not tendered and Registered Notes issued in exchange for any Unregistered Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Unregistered Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Unregistered Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Unregistered Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Unregistered Notes.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Unregistered Notes listed and tendered hereby and the Registered Notes issued in exchange therefor are to be issued (or any untendered principal amount of Unregistered Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Unregistered Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Unregistered Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Unregistered Notes listed, such Unregistered Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Unregistered Notes.

If this Letter of Transmittal (or facsimile hereof) or any Unregistered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Unregistered Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an eligible institution.

No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Unregistered Notes tendered herein (or by a participant in the DTC whose name appears on a security position listing as the owner of the tendered Unregistered Notes) and the Registered Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the DTC, deposited to such participant’s account at such DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Unregistered Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Registered Notes or substitute Unregistered Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Unregistered Notes pursuant to the exchange offer. If, however, a transfer tax is imposed for any reason other than the exchange of Unregistered Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE UNREGISTERED NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

7. Tax Identification Number. Federal income tax law requires that a holder of any Unregistered Notes that are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

•	the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the Unregistered Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer’s obligations regarding backup withholding.

8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Unregistered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Unregistered Notes not properly tendered or any Unregistered Notes the acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Unregistered Notes. The interpretation of the terms and conditions by the Issuer of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Unregistered Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Unregistered Notes nor shall any of them incur any liability for failure to give such information.

9. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Prospectus.

10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Unregistered Notes or transmittal of this Letter of Transmittal will be accepted.

11. Mutilated, Lost, Stolen or Destroyed Unregistered Notes. Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

13. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE UNREGISTERED NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Purpose of Substitute Form W-9

To prevent backup withholding the owner is required to notify the exchange agent of the owner’s current TIN (or the TIN of any other payee) by completing the following form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such owner is awaiting a TIN), and that (1) the owner is exempt from withholding, (2) the owner has not been notified by the Internal Revenue Service that the owner is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the owner that the owner is no longer subject to backup withholding.

What Number to Give the Exchange Agent

The holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the owner of the Unregistered Notes. If the Unregistered Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9,” for additional guidance on which number to report.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return) Business Name, if different from above

Check appropriate box:

☐ Individual/Sole proprietor     ☐ C Corporation     ☐ S Corporation

☐ Partnership     ☐ Trust/Estate

☐ Limited liability company. Enter the tax classification (D = disregarded entity; C = C corporation, S = S corporation, P = partnership)

▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member.

☐ Other:

Exemptions (codes apply only to certain entities, not individuals; see General Instructions – Exemptions:

Exempt payee code (if any)

Exemption from FATCA reporting code (if any)

(Applies to accounts maintained outside the U.S.)

Address (Number, Street and Apartment or Street Number) City, State, and ZIP Code

Part 1 – Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” and sign and date the “Certificate of Awaiting Taxpayer Identification Number” below.	Social Security Number OR Employer Identification Number
PART 2 – For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding and certify by signing and dating below. ☐
PART 3 – Certification – Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE

You should complete the following certificate if you wrote “Applied For” in Part 1 of this Substitute W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature ______________________________________                     Date __________________________, 2015

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER of –	For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER of –

1.	Individual	The individual	8.	Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	10.	Partnership or multi-member LLC	The partnership

4.a. b.	The usual revocable savings trust (grantor is also trustee) So-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)	11. 12.

A broker or registered nominee

Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

					The broker or nominee The public entity

5.	Sole proprietorship or single-member LLC (or other disregarded entity) owned by an individual	The owner (3)	13.	Grantor Trust filing under optional Form 1099 Filing Method 1	The grantor (5)

6. 7.	Disregarded entity not owned by an individual A valid trust, estate, or pension trust	The owner Legal entity (4)	14.	Grantor Trust filing under the Form 1041 Filing Method on the optional Form 1099 Filing Method 2	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed

(5)	Grantor must also provide a Form W-9 to trustee of trust.

General Instructions – Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

•	Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•	Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•	Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•	Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2	The United States or any of its agencies or instrumentalities

3	A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4	A foreign government or any of its political subdivisions, agencies, or instrumentalities

5	A corporation

6	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7	A futures commission merchant registered with the Commodity Futures Trading Commission

8	A real estate investment trust

9	An entity registered at all times during the tax year under the Investment Company Act of 1940

10	A common trust fund operated by a bank under section 584(a)

11	A financial institution

12	A middleman known in the investment community as a nominee or custodian

13	A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt payees 1 through 5(2)

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code.

The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A	An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B	The United States or any of its agencies or instrumentalities

C	A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D	A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E	A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F	A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G	A real estate investment trust

H	A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I	A common trust fund as defined in section 584(a)

J	A bank as defined in section 581

K	A broker

L	A trust exempt from tax under section 664 or described in section 4947(a)(1)

M	A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.